Hartford Life Insurance Company Separate Account Eleven:

333-72042	PremierSolutions (Standard – Series A)
PremierSolutions (Cornerstone)
PremierSolutions (Cornerstone II)

333-151805	Premier Innovations

Supplement Dated April 1, 2009 to your Prospectus

SUPPLEMENT DATED APRIL 1, 2009 TO YOUR PROSPECTUS

FUND CLOSURE

ALLIANZ NFJ SMALL-CAP VALUE FUND –

The distributor of the Allianz NFJ Small-Cap Value Fund (“Fund”) has imposed the following restrictions on new purchases and transfers of value into the Fund:

Effective after the close of the New York Stock Exchange on April 20, 2009, the Fund will no longer be available to new Contracts.

Participants investing in the Fund through Contracts issued in connection an employer-sponsored retirement program under Sections 401, 457, or 403(b) of the Internal Revenue Code that owned shares as of July 31, 2009 may still purchase additional shares of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE